UNITED STATES
				SECURITIES AND EXCHANGE COMMISSION
					WASHINGTON, D.C. 20549


						FORM N-CSR

                 	CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
					INVESTMENT COMPANIES

			Investment Company Act file number 811-3578

					Aquila Three Peaks High Income Fund
			(Exact name of Registrant as specified in charter)

					   380 Madison Avenue
					New York, New York 10017
			(Address of principal executive offices)  (Zip code)

					  Joseph P. DiMaggio
					  380 Madison Avenue
					New York, New York 10017
				(Name and address of agent for service)

		Registrant's telephone number, including area code:	(212) 697-6666


				Date of fiscal year end:	12/31/08

				Date of reporting period:	12/31/08

						FORM N-CSR

ITEM 1.  REPORTS TO STOCKHOLDERS.


ANNUAL
REPORT

DECEMBER 31, 2008

                               Aquila Three Peaks
                                High Income Fund

                  [LOGO OF AQUILA THREE PEAKS HIGH INCOME FUND:
            SUN SETTING OVER THREE MOUNTAIN PEAKS WITH SOARING EAGLE]

                                 A fund designed
                                  for investors
                                     seeking
                               high current income

[LOGO OF THE AQUILA
GROUP OF FUNDS:                    ONE OF THE
AN EAGLE'S HEAD]            AQUILA GROUP OF FUNDS (R)

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                       AQUILA THREE PEAKS HIGH INCOME FUND

                            "We Remain Committed to
                           Our Investment Philosophy"

                                                                  February, 2009

Dear Fellow Shareholder:

      The market has definitely been volatile enough recently to cause even the most seasoned investor to ask, "What should I do now?"

      We believe you, as an investor, will be better suited to weather this particular economic storm or other potential economic difficulties, if your investment is built upon a strong foundation.

CLOSE ATTENTION TO MANAGEMENT OF THE FUND'S PORTFOLIO SECURITIES

      The management of Aquila Three Peaks High Income Fund is even more critical than usual of the ability of the companies in which we invest to weather these tougher economic conditions and of their uses of cash flow and needs for capital.

      We continue to be very cautious of industries geared toward consumer discretionary spending, which includes: restaurants, retailers, autos, and cyclical industries, such as: metals and mining, paper and chemicals. In addition, we have not owned securities of companies within the homebuilder sector for quite some time and will continue to be very cautious of that sector until we have a clear reassurance that the market for this area has strengthened.

      It remains our goal to provide our investors with the maximum total return practical, while at the same time preserving capital. We strive to maintain a well-disciplined approach to the high-yield bond market and place a great deal of importance on downside protection. In doing so, we follow a large universe of companies, routinely reviewing earnings reports, corporate developments, trading activity and other important data. Once an issuer has commanded our full attention, we look well beyond the standard information, working with management to gain insight into the trends that affect financial development.

      We continue to believe there is no substitute for speaking directly to management and therefore we deploy significant resources in making numerous face-to-face visits. The data gathered from these meetings is crucial and helps our analysts build sound financial models and prudent investment recommendations. Once truly compelling ideas are identified, our investment management team makes additional visits to gain a more complete understanding of factors guiding capital allocation decisions. Information is gathered from competitors, customers, and suppliers, and further qualitative analysis is conducted. From there, detailed financial models are constructed, dissecting every significant element of a company's financials. We then form various best-to-worst case scenarios and conduct probability analysis, which in turn dictates whether an individual security is added to the portfolio.

SPECIFIC FOCUS

      We continue to focus our efforts on companies exhibiting fiscally responsible actions that generate meaningful cash flow, and those that have sufficient tangible assets and a strong liquidity

                         NOT A PART OF THE ANNUAL REPORT
profile. Additionally, given the recent credit environment and the risks associated with refinancing debt, we have become cautious with respect to companies with significant near-term debt maturities. Futhermore, given the continued geopolitical unrest around the world, we intend to continue to minimize owning credits with extensive operations abroad. We also intend to continue to monitor all aspects of high-yield deal flow and rely on our new deal prospectus reviews to help us navigate through a potential resurgence of new issuance. Specifically, this is just one process, in our opinion, which separates our management approach from our competitors and creates the basis for great research at Aquila Three Peaks High Income Fund.

OUTLOOK FOR 2009

      We continue to expect heightened volatility to occur through at least the first part of 2009 as the markets digest continued weakness of economic data and corporate earnings as well as historic policy actions and a new Presidential administration. We place a high premium on our own research process and the data points we gather from our own analytical methods. While we expect defaults will increase in 2009, it remains our goal to never own a defaulted bond. We will continue gathering as many economic and company-specific data points related to the current economic landscape and the outlook for the future as possible. We do believe that eventually the economic stimulus put in place by the Federal
Reserve Board, the Treasury and the new President should take hold and an ultimate bottoming situation will occur. We believe that security selection will remain of the utmost importance. Therefore, our approach should continue to be perceived as prudent given the uncertainty surrounding the capital markets and an expected rise in the amount of defaulted debt.

SUMMARY

      In summary, we remain committed to a strong research process that not only uncovers new opportunities in the high-yield universe but also includes detailed analysis of every security we own. We will seek to make every effort to balance the risks of the current economy with the opportunities presented in high-yield to construct what we believe to be a very compelling risk-return profile.

                                   Sincerely,

                                [PHOTOS OMITTED]

/s/ Sandy Rufenacht                                     /s/ Diana P. Herrmann

Sandy Rufenacht                                         Diana P. Herrmann
Portfolio Manager                                       President

                         NOT A PART OF THE ANNUAL REPORT

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[LOGO OF AQUILA THREE PEAKS HIGH INCOME FUND:
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                       AQUILA THREE PEAKS HIGH INCOME FUND

                                  ANNUAL REPORT

                              MANAGEMENT DISCUSSION

In the 4th quarter, credit and equity markets endured extreme levels of volatility. Financial institution bankruptcies, corporate bailouts, Fed data on job losses and consumer weakness placed tremendous pressure on prices of all asset classes. During 2008 and specifically the 4th quarter, we were emphatically reminded that our conservative approach high-yield has never been more soundly validated. Our time-tested research process continues, in our view, to direct us to stable investments, while helping us to avoid those bearing undue risk. With unprecedented policy actions paving the way for a compelling 2009 high-yield return profile, our research continues to uncover credit opportunities offering attractive risk/return scenarios.

PERFORMANCE HIGHLIGHTS- The Fund's Class A shares posted a 11.62% loss for the 4th quarter, significantly outperforming the Barclays Capital U.S. Corporate High-Yield Bond Index ("Barclays Index") which was down 17.88%. The Fund eliminated over 35% of the downside risk during the quarter and captured much of the upside once the market turned positive in mid-December. The Fund's Class A shares posted a 15.72% loss for 2008, well outperforming the Barclays Index which was down 26.16% for one year. This was primarily due to our underweight position in the Caa segment which returned a negative 44.35% for the Barclays Index. The Fund has had minimal to no weighting relative to the Barclays Index in the finance, auto, airline, home construction and basic materials segments, which were some of the worst performing in high-yield. For the 4th quarter, the Barclays Index returned a negative 17.88%, underperforming the 10-year Treasury which was up 15.11%, emerging market bonds which were down 6.01% and investment-grade bonds which were up 6.54%. The high-yield asset class slightly outperformed the DJIA which was down 18.38% and outperformed the S&P 500 and the NASDAQ which were negative 21.94% and negative 24.37%, respectively. The flight to quality trade in the U.S. Treasury market was a strong theme, helping the U.S. Treasury outperform all other asset classes. At some point, the extremely low treasury yields should detract from its appeal versus discounts on other fixed income securities, including high-yield. The search for yield is likely to reignite once a sense of economic "bottoming" begins to form and we believe this bodes well for high-yield.

DEFAULT RATE- The 12-month rolling high-yield dollar-weighted default rate increased to 2.25% from 1.34% at the end of the 3rd quarter. The number and the dollar amount of defaults increased during the quarter with December being the worst month on record. During the 4th quarter, 17 high-yield issuers defaulted for a total of $8.1 billion. During the 3rd quarter, 10 companies defaulted for a total of $4.2 billion. During 2008, 42 companies defaulted in the high-yield market for a total of $19.4 billion. It is important to note that we did not own any of the bonds of the companies that have defaulted. The current dollar-weighted default rate of 2.25% is significantly below the historical average of 4.20% and near the all-time low set in 2007. The outlook for a higher default rate is unquestionable in our opinion. The amount of distressed debt indicates what may be ahead in the form of defaults. By the traditional definition, bonds trading at or below 50% of par, distressed debt totaled $201.9 billion as of 12/31/08, or nearly 28% of the U.S. high-yield bond market. Distressed debt remains at record levels and is significantly higher than the $18.9 billion as of 6/30/08 and the $3.5 billion when we started 2008. A bond with a price below 70% of par commonly signals a potential distressed bond. As of 12/31/08, $375.2 billion, or roughly 51.1% of the market was trading at or below 70% of par. That is significantly higher than the $198.2 billion at the end of the 3rd quarter, and ahead of the year-end 2007 and year-end 2006 levels of $36.3 billion and $6.6 billion, respectively. At today's spread levels, a significant rise in defaults could already be priced in the market. With this in mind, we are even more critical of each company's ability to weather these tough economic conditions and of their need for capital and use of cash flow.

NEW-ISSUE REVIEW- Despite efforts by the U.S. Treasury and the Federal Reserve Board to restore liquidity, credit markets remained near a standstill, with new bond and loan issuance virtually inactive. Only three new deals priced for a total of $1.4 billion, making the 4th quarter the lightest quarterly issuance on record. All three companies own hard-assets, produce significant cash flow, are near-leaders in their industry and are rated BB. All three have 2009 debt maturities that needed to be repaid and the market showed some leniency, pricing a 12-13% coupon issued at a discount to yield somewhere around 15-16%. This represents the new issuance we expect to see, at least through the first part of the year. There simply is no appetite for aggressive deals of highly levered, asset-light companies. Covenants and pricing should be more favorable for the bond holder.

SPREADS- Spreads continued to widen through much of the 4th quarter, peaking at 1925 basis points ("bp") in mid-December. Since the June, 2007 historically tight spread of 262 bp, spreads increased by 1662 bp. The average spread of the high-yield market ended the year at 1731 bp which is a 194 bp improvement from the recent wide, but still significantly wider than the 1001 bp at the 3rd quarter-end.

2009 HIGH-YIELD OUTLOOK- The tone of the high-yield market clearly turned more positive at year end. Several "technical" issues put abnormal, undue pressure on the high-yield market in the 3rd and 4th quarter and now seem to be working their way out of the market. First was the Lehman bankruptcy. With a large presence in the leveraged finance market and a large asset management business, the company was forced to sell its bond inventory and investment holdings into a market that was already dealing with fund outflows, weak economic data and disappointing corporate earnings. The increased supply seems to have been absorbed, but had an impact upon October and November. Second, due to scrutiny of financial institution holdings and asset valuations, dealers tried to reduce holdings, adding an unusual amount of supply to the market. Third, the confusion over the Troubled Asset Relief Program ("TARP") plan, its actual size and use, created uncertainty across virtually all credit classes. Lastly, near silence from the President and from President-elect Obama after the election created uncertainty and therefore volatility in all financial markets.

STRATEGY AS WE ENTER 2009- Our strategy has not changed, and is highlighted by a conservative approach to high-yield. With such low Treasury yields, we intend to manage duration very prudently in an effort to limit potential volatility should Treasury rates rise. With the looming potential for rising interest rates, we want to avoid undue duration and credit risk, leaving a balanced portfolio of strong credits. We continue to focus on companies exhibiting what we believe to be fiscally responsible actions that generate meaningful cash flow, have sufficient tangible assets and a strong liquidity profile. Given the recent credit environment and the risks associated with refinancing debt, we are cautious of companies with significant near-term debt maturities. It is our investment process, in our opinion, which separates us from our competitors and creates the basis for great research.

PERFORMANCE REPORT

      The following graph illustrates the value of $10,000 invested in the Class A shares of Aquila Three Peaks High Income Fund for the period June 1, 2006 (inception) through December 31, 2008 as compared with the Barclays Capital U.S. Corporate High-Yield Bond Index (formerly known as the Lehman Brothers U.S. Corporate High-Yield Bond Index). The performance of each of the other classes is not shown in the graph but is included in the table below. It should be noted that the Barclays Capital U.S. Corporate High-Yield Bond Index does not include any operating expenses nor sales charges.

           [Graphic of a line chart with the following information:]

                    Aquilaq Three Peaks     Aquilaq Three Peaks       Barclays
                     High Income Fund        High Income Fund       US Corporate
                      Class A Shares          Class A Shares         High Yield
                      no sales charge        with sales charge
06/06                     10,000                   9,597               10,000
12/06                     10,411                   9,992               10,806
06/07                     10,684                  10,254               11,115
12/07                     10,801                  10,366               11,008
06/08                     10,904                  10,465               10,864
12/08                      9,121                   8,753                8,129

                                                             AVERAGE ANNUAL TOTAL RETURN
                                                         FOR PERIODS ENDED DECEMBER 31, 2008
                                                         -----------------------------------
                                                                             SINCE
CLASS AND INCEPTION DATE                                         1 YEAR    INCEPTION
-----------------------------------------------------------      ------    ---------
Class A (commenced operations on 6/01/06)
   With Maximum Sales Charge ..............................      (19.10)%   (5.02)%
   Without Sales Charge ...................................      (15.72)%   (3.50)%
Class C (commenced operations on 6/08/06)
   With CDSC ..............................................      (17.24)%   (4.30)%
   Without CDSC ...........................................      (16.41)%   (4.30)%
Class I (commenced operations on 6/29/06)
   No Sales Charge ........................................      (15.58)%   (3.36)%
Class Y (commenced operations on 6/01/06)
   No Sales Charge ........................................      (15.56)%   (3.31)%
Barclays Capital U.S.
   Corporate High-Yield Bond Index ........................      (26.16)%   (7.71)% (Class A & Y)
                                                                            (7.76)% (Class C)
                                                                            (7.50)% (Class I)

Total return figures shown for the Fund reflect any change in price and assume all distributions within the period were invested in additional shares. Returns for Class A shares are calculated with and without the effect of the initial 4% maximum sales charge. Returns for Class C shares are calculated with and without the effect of the 1% contingent deferred sales charge (CDSC) imposed on redemptions made within the first 12 months after purchase. Classes I & Y shares are sold without any sales charge. The rates of return will vary and the principal value of an investment will fluctuate with market conditions. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not predictive of future investment results.

--------------------------------------------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Aquila Three Peaks High Income Fund:

      We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Aquila Three Peaks High Income Fund as of December 31, 2008 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period June 1, 2006 (commencement of operations) through December 31, 2006. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Aquila Three Peaks High Income Fund as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period June 1, 2006 (commencement of operations) through December 31, 2006 in conformity with accounting principles generally accepted in the United States of America.

                                                        TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
February 26, 2009

--------------------------------------------------------------------------------

                       AQUILA THREE PEAKS HIGH INCOME FUND
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2008

   PRINCIPAL
    AMOUNT        CORPORATE BONDS (86.6%)                                                      VALUE
--------------    ---------------------------------------------------------------------   ---------------
                  ADVANCED MATERIALS/PRODUCTS (0.2%)
                  Hexcel Corp.
$      250,000    6.750%, 02/01/15 ....................................................   $       190,000

                  ADVERTISING SALES (0.7%)
                  Lamar Media Corp.
       651,000    7.250%, 01/01/13 ....................................................           519,173

                  AGRICULTURAL CHEMICALS (0.1%)
                  Mosaic Global Holdings, Inc.
        75,000    7.300%, 01/15/28 ....................................................            58,688

                  APPAREL MANUFACTURERS (2.4%)
                  Levi Strauss & Co.
     1,330,000    9.750%, 01/15/15 ....................................................           984,200
                  Oxford Industries, Inc.
       350,000    8.875%, 06/01/11 ....................................................           264,250
                  Phillips-Van Heusen Corp.
       250,000    7.250%, 02/15/11 ....................................................           218,750
       275,000    8.125%, 05/01/13 ....................................................           226,875
                  Warnaco, Inc.
       250,000    8.875%, 06/15/13 ....................................................           227,500
                                                                                          ---------------
                                                                                                1,921,575
                                                                                          ---------------

                  BEVERAGE - WINE/SPIRITS (0.4%)
                  Constellation Brands, Inc.
       250,000    8.375%, 12/15/14 ....................................................           237,500
       100,000    7.250%, 05/15/17 ....................................................            94,500
                                                                                          ---------------
                                                                                                  332,000
                                                                                          ---------------

                  BROADCAST SERVICE/PROGRAMMING (0.0%)
                  Nexstar Finance Holdings LLC
        83,733    11.375%, 04/01/13 ...................................................            36,110
                                                                                          ---------------

                  BROADCASTING - RADIO (0.1%)
                  Salem Communications Corp.
       115,000    7.750%, 12/15/10 ....................................................            56,925
                                                                                          ---------------

   PRINCIPAL
    AMOUNT        CORPORATE BONDS (CONTINUED)                                                  VALUE
--------------    ---------------------------------------------------------------------   ---------------
                  BUILDING & CONSTRUCTION PRODUCTS (0.2%)
                  Gibraltar Industries, Inc.
$      250,000    8.000%, 12/01/15 ....................................................   $       140,000
                                                                                          ---------------

                  CABLE/SATELLITE TV (6.4%)
                  DIRECTV Holdings LLC
       750,000    8.375%, 03/15/13 ....................................................           746,250
     2,400,000    7.625%, 05/15/16 ....................................................         2,328,000
                  EchoStar DBS Corp.
     1,900,000    6.625%, 10/01/14 ....................................................         1,586,500
                  Mediacom LLC
       500,000    9.500%, 01/15/13 ....................................................           377,500
                                                                                          ---------------
                                                                                                5,038,250
                                                                                          ---------------

                  CASINO HOTELS (0.9%)
                  Mandalay Resort Group
     1,000,000    7.625%, 07/15/13 ....................................................           310,000
                  Seminole Hard Rock Entertainment, Inc.
       465,000    5.319%, 03/15/14, (Floating Rate Note) (144A) .......................           235,987
                  Turning Stone Resort & Casino, LLC
       175,000    9.125%, 09/15/14, (144A) ............................................           133,000
                                                                                          ---------------
                                                                                                  678,987
                                                                                          ---------------

                  CELLULAR TELECOMMUNICATIONS (4.2%)
                  Cricket Communications, Inc.
       750,000    9.375%, 11/01/14 ....................................................           675,000
                  iPCS, Inc.
       550,000    5.317%, 05/01/13, (Floating Rate Note) ..............................           390,500
                  MetroPCS Wireless, Inc.
     2,500,000    9.250%, 11/01/14 ....................................................         2,237,500
                                                                                          ---------------
                                                                                                3,303,000
                                                                                          ---------------

                  CHEMICALS - DIVERSIFIED (0.7%)
                  Innophos Holdings, Inc.
       210,000    9.500%, 04/15/12, (144A) ............................................           154,875
                  Reichhold Industries, Inc.
       630,000    9.000%, 08/15/14, (144A) ............................................           415,800
                                                                                          ---------------
                                                                                                  570,675
                                                                                          ---------------

   PRINCIPAL
    AMOUNT        CORPORATE BONDS (CONTINUED)                                                  VALUE
--------------    ---------------------------------------------------------------------   ---------------
                  COAL (0.3%)
                  Peabody Energy Corp.
$      250,000    5.875%, 04/15/16 ....................................................   $       212,500
                                                                                          ---------------

                  COMMERCIAL SERVICES (1.1%)
                  DynCorp International LLC/ DIC Capital Corp.
       500,000    9.500%, 02/15/13 ....................................................           435,625
                  Iron Mountain, Inc.
       500,000    7.750%, 01/15/15 ....................................................           448,750
                                                                                          ---------------
                                                                                                  884,375
                                                                                          ---------------

                  CONSUMER PRODUCTS - MISCELLANEOUS (0.2%)
                  Jarden Corp.
       200,000    7.500%, 05/01/17 ....................................................           136,500
                                                                                          ---------------

                  CONTAINERS - METAL/GLASS (3.6%)
                  Ball Corp.
       650,000    6.875%, 12/15/12 ....................................................           643,500
       100,000    6.625%, 03/15/18 ....................................................            89,500
                  Crown Americas Capital Corp.
     1,180,000    7.625%, 11/15/13 ....................................................         1,168,200
                  Owens-Brockway Glass Container, Inc.
     1,000,000    6.750%, 12/01/14 ....................................................           920,000
                                                                                          ---------------
                                                                                                2,821,200
                                                                                          ---------------

                  DIALYSIS CENTERS (1.9%)
                  DaVita, Inc.
     1,500,000    6.625%, 03/15/13 ....................................................         1,425,000
       100,000    7.250%, 03/15/15 ....................................................            95,000
                                                                                          ---------------
                                                                                                1,520,000
                                                                                          ---------------

                  DIVERSE OPERATIONS/COMMERCIAL SERVICES (2.9%)
                  Aramark Corp.
     2,500,000    8.500%, 02/01/15 ....................................................         2,262,500
                                                                                          ---------------

                  DIVERSIFIED MANUFACTURING OPERATIONS (0.3%)
                  SPX Corp.
       250,000    7.625%, 12/15/14, (144A) ............................................           217,500
                                                                                          ---------------

   PRINCIPAL
    AMOUNT        CORPORATE BONDS (CONTINUED)                                                  VALUE
--------------    ---------------------------------------------------------------------   ---------------
                  DIVERSIFIED OPERATIONS (0.2%)
                  Kansas City Southern Railway Co.
$      200,000    8.000%, 06/01/15 ....................................................   $       158,000
                                                                                          ---------------

                  ELECTRIC - GENERATION (0.8%)
                  Edison Mission Energy
       775,000    7.200%, 05/15/19 ....................................................           635,500
                                                                                          ---------------

                  ELECTRIC - INTEGRATED (0.2%)
                  Energy Future Holdings Corp.
       250,000    10.875%, 11/01/17, (144A) ...........................................           177,500
                                                                                          ---------------

                  ELECTRONIC COMPONENTS - MISCELLANEOUS (1.0%)
                  Celestica, Inc.
       950,000    7.625%, 07/01/13 ....................................................           779,000
                                                                                          ---------------

                  ELECTRONICS - MILITARY (0.7%)
                  L-3 Communications Corp.
       550,000    6.375%, 10/15/15 ....................................................           514,250
                                                                                          ---------------

                  ENERGY EXPLORATION & PRODUCTION (0.6%)
                  Encore Acquisition Co.
       675,000    6.250%, 04/15/14 ....................................................           459,000
                                                                                          ---------------

                  FOOD - DAIRY PRODUCTS (0.8%)
                  Dean Foods Co.
       700,000    7.000%, 06/01/16 ....................................................           595,000
                                                                                          ---------------

                  FOOD - MISCELLANEOUS/DIVERSIFIED (1.7%)
                  Chiquita Brands International, Inc.
       350,000    7.500%, 11/01/14 ....................................................           238,000
                  Del Monte Corp.
     1,000,000    8.625%, 12/15/12 ....................................................           970,000
                  6.750%, 02/15/15 ....................................................            86,000
                  Dole Food Co., Inc.
        10,000    7.250%, 06/15/10 ....................................................             6,975
                                                                                          ---------------
                                                                                                1,300,975
                                                                                          ---------------

   PRINCIPAL
    AMOUNT        CORPORATE BONDS (CONTINUED)                                                  VALUE
--------------    ---------------------------------------------------------------------   ---------------
                  FOOD - RETAIL (3.9%)
                  Albertson's, Inc.
$    2,000,000    7.250%, 05/01/13 ....................................................   $     1,690,000
                  Stater Brothers Holdings, Inc.
     1,500,000    8.125%, 06/15/12 ....................................................         1,357,500
                                                                                          ---------------
                                                                                                3,047,500
                                                                                          ---------------

                  FUNERAL SERVICE & RELATED ITEMS (0.7%)
                  Carriage Services, Inc.
       700,000    7.875%, 01/15/15 ....................................................           553,000
                                                                                          ---------------

                  HOSPITALS (1.3%)
                  Vanguard Health Holding Co. II, LLC
     1,250,000    9.000%, 10/01/14, (144A) ............................................         1,043,750
                                                                                          ---------------

                  HOTELS & MOTELS (0.3%)
                  Gaylord Entertainment Co.
       375,000    8.000%, 11/15/13 ....................................................           258,750
                                                                                          ---------------

                  LEISURE & RECREATION PRODUCTS (0.4%)
                  Leslie's Poolmart, Inc.
       375,000    7.750%, 02/01/13 ....................................................           300,000
                                                                                          ---------------

                  MACHINERY - GENERAL INDUSTRY (0.3%)
                  The Manitowoc Co., Inc.
       325,000    7.125%, 11/01/13 ....................................................           247,000
                                                                                          ---------------

                  MEDICAL - DRUGS (0.2%)
                  Warner Chilcott Corp.
       175,000    8.750%, 02/01/15 ....................................................           156,625
                                                                                          ---------------

                  MEDICAL - HOSPITALS (6.2%)
                  Community Health Systems, Inc.
     2,000,000    8.875%, 07/15/15 ....................................................         1,840,000
                  HCA, Inc.
     3,325,000    6.750%, 07/15/13 ....................................................         2,094,750
       200,000    9.125%, 11/15/14 ....................................................           185,500

   PRINCIPAL
    AMOUNT        CORPORATE BONDS (CONTINUED)                                                  VALUE
--------------    ---------------------------------------------------------------------   ---------------
                  MEDICAL - HOSPITALS (CONTINUED)
                  Iasis Healthcare LLC
$    1,000,000    8.750%, 06/15/14 ....................................................   $       775,000
                                                                                          ---------------
                                                                                                4,895,250
                                                                                          ---------------

                  MEDICAL INSTRUMENTS (1.9%)
                  Boston Scientific Corp.
     1,750,000    6.400%, 06/15/16 ....................................................         1,496,250
                                                                                          ---------------

                  MEDICAL - NURSING HOMES (0.6%)
                  Sun Healthcare Group, Inc.
       525,000    9.125%, 04/15/15 ....................................................           459,375
                                                                                          ---------------

                  MEDICAL PRODUCTS (2.5%)
                  Biomet, Inc.
     1,800,000    11.625%, 10/15/17 ...................................................         1,539,000
                  Hanger Orthopedic Group, Inc.
       500,000    10.250%, 06/01/14 ...................................................           447,500
                                                                                          ---------------
                                                                                                1,986,500
                                                                                          ---------------

                  NON-HAZARDOUS WASTE DISPOSAL (0.7%)
                  Allied Waste North America, Inc.
       610,000    7.250%, 03/15/15 ....................................................           567,300
                                                                                          ---------------

                  OFFICE AUTOMATION & EQUIPMENT (0.6%)
                  Xerox Capital Trust I
       725,000    8.000%, 02/01/27 ....................................................           495,095
                                                                                          ---------------

                  OIL & GAS DRILLING (0.5%)
                  Pride International, Inc.
       450,000    7.375%, 07/15/14 ....................................................           418,500
                                                                                          ---------------

                  OIL COMPANY - EXPLORATION & PRODUCTION (6.5%)
                  Baytex Energy Ltd.
       205,000    9.625%, 07/15/10 ....................................................           188,600
                  Brigham Exploration Co.
       210,000    9.625%, 05/01/14 ....................................................           119,700
                  Chesapeake Energy Corp.
     1,850,000    6.375%, 06/15/15 ....................................................         1,461,500

   PRINCIPAL
    AMOUNT        CORPORATE BONDS (CONTINUED)                                                  VALUE
--------------    ---------------------------------------------------------------------   ---------------
                  OIL COMPANY - EXPLORATION & PRODUCTION (CONTINUED)
                  Comstock Resources, Inc.
$      605,000    6.875%, 03/01/12 ....................................................   $       465,850
                  EXCO Resources, Inc.
       150,000    7.250%, 01/15/11 ....................................................           117,000
                  KCS Energy, Inc.
       214,000    7.125%, 04/01/12 ....................................................           160,500
                  McMoRan Exploration Co.
       795,000    11.875%, 11/15/14 ...................................................           564,450
                  Petrohawk Energy Corp.
       850,000    9.125%, 07/15/13 ....................................................           688,500
                  PetroQuest Energy, Inc.
       400,000    10.375%, 05/15/12 ...................................................           276,000
                  Sandridge Energy, Inc.
       230,000    8.000%, 06/01/18, (144A) ............................................           127,650
                  Whiting Petroleum Corp.
     1,300,000    7.250%, 05/01/12 ....................................................           968,500
                                                                                          ---------------
                                                                                                5,138,250
                                                                                          ---------------

                  OIL-FIELD SERVICES (0.3%)
                  North America Energy Partners, Inc.
       275,000    8.750%, 12/01/11 ....................................................           209,000
                                                                                          ---------------

                  OPTICAL SUPPLIES (0.2%)
                  Bausch & Lomb, Inc.
       250,000    9.875%, 11/01/15, (144A) ............................................           187,500
                                                                                          ---------------

                  PAPER & RELATED PRODUCTS (0.3%)
                  Georgia Pacific Corp.
       270,000    8.125%, 05/15/11 ....................................................           253,800
                                                                                          ---------------

                  PHYSICAL THERAPY/REHAB CENTERS (1.0%)
                  HealthSouth Corp.
     1,000,000    8.323%, 06/15/14, (Floating Rate Note) ..............................           800,000
                                                                                          ---------------

                  PHYSIOLOGICAL PRACTICE MANAGEMENT (0.3%)
                  US Oncology, Inc.
       250,000    9.000%, 08/15/12 ....................................................           227,500
                                                                                          ---------------

   PRINCIPAL
    AMOUNT        CORPORATE BONDS (CONTINUED)                                                  VALUE
--------------    ---------------------------------------------------------------------   ---------------
                  PIPELINES (1.9%)
                  Copano Energy, LLC
$      950,000    7.750%, 06/01/18, (144A) ............................................   $       641,250
                  El Paso Corp.
       355,000    7.000%, 05/15/11 ....................................................           322,973
       350,000    6.875%, 06/15/14 ....................................................           282,560
                  Targa Resources, Inc.
       465,000    8.500%, 11/01/13 ....................................................           251,100
                                                                                          ---------------
                                                                                                1,497,883
                                                                                          ---------------

                  PRIVATE CORRECTIONS (1.7%)
                  Corrections Corporation of America
     1,200,000    7.500%, 05/01/11 ....................................................         1,188,000
       100,000    6.750%, 01/31/14 ....................................................            93,250
                  GEO Group, Inc.
       100,000    8.250%, 07/15/13 ....................................................            88,250
                                                                                          ---------------
                                                                                                1,369,500
                                                                                          ---------------

                  PUBLISHING - BOOKS (0.3%)
                  Houghton Mifflin Co.
       220,000    7.200%, 03/15/11 ....................................................           201,300
                                                                                          ---------------

                  REAL ESTATE INVESTMENT TRUST - HOTELS (2.5%)
                  FelCor Lodging Limited Partnership
     1,250,000    4.443%, 12/01/11, (Floating Rate Note) ..............................           775,000
                  Host Hotels & Resorts, Inc.
     1,500,000    6.875%, 11/01/14 ....................................................         1,155,000
                                                                                          ---------------
                                                                                                1,930,000
                                                                                          ---------------

                  RENTAL - AUTO/EQUIPMENT (1.3%)
                  The Hertz Corp.
     1,275,000    10.500%, 01/01/16 ...................................................           581,719
                  United Rentals (North America), Inc.
       690,000    7.750%, 11/15/13 ....................................................           448,500
                                                                                          ---------------
                                                                                                1,030,219
                                                                                          ---------------

   PRINCIPAL
    AMOUNT        CORPORATE BONDS (CONTINUED)                                                  VALUE
--------------    ---------------------------------------------------------------------   ---------------
                  RETAIL - APPAREL/SHOE (0.2%)
                  Hanesbrands, Inc.,
$      200,000    5.697%, 12/15/14, (Floating Rate Note) ..............................   $       141,000
                                                                                          ---------------

                  RETAIL - COMPUTER EQUIPMENT (1.5%)
                  GSC Holdings Corp.
     1,250,000    8.000%, 10/01/12 ....................................................         1,168,750
                                                                                          ---------------

                  RETAIL - HYPERMARKETS (0.1%)
                  Super Value, Inc.
       100,000    7.500%, 11/15/14 ....................................................            82,000
                                                                                          ---------------

                  RETAIL - RESTAURANTS (1.1%)
                  Denny's Holdings Inc.
       750,000    10.000%, 10/01/12 ...................................................           519,375
                  NPC International, Inc.
       500,000    9.500%, 05/01/14 ....................................................           362,500
                                                                                          ---------------
                                                                                                  881,875
                                                                                          ---------------

                  SATELLITE TELECOMMUNICATIONS (0.3%)
                  Intelsat, Ltd.
       240,000    9.250%, 06/15/16, (144A) ............................................           218,400
                                                                                          ---------------

                  SPECIAL PURPOSE ENTITY (1.9%)
                  Chukchansi Economic Development Authority
       400,000    6.095%, 11/15/12, (144A) (Floating Rate Note) .......................           199,000
                  Global Cash Access, Inc.
       725,000    8.750%, 03/15/12 ....................................................           580,000
                  KAR Holdings, Inc.
     1,235,000    10.000%, 05/01/15 ...................................................           407,550
                  Universal City Development Partners, LTD
                     and UCPP Finance, Inc.
       525,000    11.750%, 04/01/10 ...................................................           338,625
                                                                                          ---------------
                                                                                                1,525,175
                                                                                          ---------------

                  STEEL PIPE & TUBE (0.4%)
                  Valmont Industries, Inc.
       350,000    6.875%, 05/01/14 ....................................................           297,500
                                                                                          ---------------

   PRINCIPAL
    AMOUNT        CORPORATE BONDS (CONTINUED)                                                  VALUE
--------------    ---------------------------------------------------------------------   ---------------
                  TELECOM SERVICES (2.0%)
                  Hughes Network Systems, LLC
$      470,000    9.500%, 04/15/14 ....................................................   $       381,875
                  Time Warner Telecomm Holdings, Inc.
     1,500,000    9.250%, 02/15/14 ....................................................         1,230,000
                                                                                          ---------------
                                                                                                1,611,875
                                                                                          ---------------

                  TELEPHONE - INTEGRATED (8.7%)
                  Cincinnati Bell, Inc.
     1,750,000    8.375%, 01/15/14 ....................................................         1,347,500
                  Qwest Communications International, Inc.
     2,825,000    7.500%, 02/15/14 ....................................................         2,019,875
                  Sprint Nextel Corp.
     2,300,000    6.000%, 12/01/16 ....................................................         1,621,500
                  Windstream Corp.
     2,000,000    8.125%, 08/01/13 ....................................................         1,840,000
                                                                                          ---------------
                                                                                                6,828,875
                                                                                          ---------------

                  THEATERS (0.8%)
                  AMC Entertainment, Inc.
       350,000    8.625%, 08/15/12 ....................................................           280,000
                  Marquee Holdings, Inc.
       700,000    9.505%, 08/15/14 ....................................................           357,000
                  Regal Cinemas, Inc.
        15,000    9.375%, 02/01/12 ....................................................            12,701
                                                                                          ---------------
                                                                                                  649,701
                                                                                          ---------------

                  TRANSPORTATION - RAIL  (0.6%)
                  Kansas City Southern de Mexico, S. de R.L. de C.V.
       590,000    7.625%, 12/01/13 ....................................................           483,800
                                                                                          ---------------
                  Total Investments (cost $76,837,424 - note 4) .............     86.6%        68,177,981
                  Other assets less liabilities .............................     13.4         10,572,959
                                                                                 -----    ---------------
                  Net Assets ................................................    100.0%   $    78,750,940
                                                                                 =====    ===============

                 See accompanying notes to financial statements.

PORTFOLIO                                 PERCENT OF                        PORTFOLIO                                 PERCENT OF
DISTRIBUTION (UNAUDITED)                  PORTFOLIO                         DISTRIBUTION (UNAUDITED)                  PORTFOLIO
------------------------                  ---------                         ------------------------                  ---------
Advanced Materials/Products                   0.3%                          Machinery - General Industry                  0.4%
Advertising Sales                             0.8                           Medical - Drugs                               0.2
Agricultural Chemicals                        0.1                           Medical - Hospitals                           7.2
Apparel Manufacturers                         2.8                           Medical Instruments                           2.2
Beverage - Wine/Spirits                       0.5                           Medical - Nursing Homes                       0.7
Broadcast Service/Programming                 0.1                           Medical Products                              2.9
Broadcasting - Radio                          0.1                           Non-Hazardous Waste Disposal                  0.8
Building & Construction Products              0.2                           Office Automation & Equipment                 0.7
Cable/Satellite TV                            7.4                           Oil & Gas Drilling                            0.6
Casino Hotels                                 1.0                           Oil Company - Exploration & Production        7.5
Cellular Telecommunications                   4.9                           Oil-Field Services                            0.3
Chemicals - Diversified                       0.8                           Optical Supplies                              0.3
Coal                                          0.3                           Paper & Related Products                      0.4
Commercial Services                           1.3                           Physical Therapy/Rehab Centers                1.2
Consumer Products - Miscellaneous             0.2                           Physiological Practice Management             0.3
Containers - Metal/Glass                      4.1                           Pipelines                                     2.2
Dialysis Centers                              2.2                           Private Corrections                           2.0
Diverse Operations/Commercial Services        3.3                           Publishing - Books                            0.3
Diversified Manufacturing Operations          0.3                           Real Estate Investment Trust - Hotels         2.8
Diversified Operations                        0.2                           Rental - Auto/Equipment                       1.5
Electric - Generation                         0.9                           Retail - Apparel/Shoe                         0.2
Electric - Integrated                         0.3                           Retail - Computer Equipment                   1.7
Electronic Components - Miscellaneous`        1.2                           Retail - Hypermarkets                         0.1
Electronics - Military                        0.8                           Retail - Restaurants                          1.3
Energy Exploration & Production               0.7                           Satellite Telecommunications                  0.3
Food - Dairy Products                         0.9                           Special Purpose Entity                        2.2
Food - Miscellaneous/Diversified              1.9                           Steel Pipe & Tube                             0.4
Food - Retail                                 4.5                           Telecom Services                              2.4
Funeral Service & Related Items               0.8                           Telephone - Integrated                       10.0
Hospitals                                     1.5                           Theaters                                      1.0
Hotels & Motels                               0.4                           Transportation - Rail                         0.7
Leisure & Recreation Products                 0.4                                                                       -----
                                                                                                                        100.0%
                                                                                                                        =====

                 See accompanying notes to financial statements.

                      AQUILA THREE PEAKS HIGH INCOME FUND
                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2008

ASSETS
   Investments at value (cost $76,837,424) ............................................    $ 68,177,981
   Cash ...............................................................................      14,028,294
   Receivable for Fund shares sold ....................................................       1,799,841
   Interest receivable ................................................................       1,636,649
   Other assets .......................................................................          18,577
                                                                                           ------------
   Total assets .......................................................................      85,661,342
                                                                                           ------------
LIABILITIES
   Payable for investment securities purchased ........................................       6,475,638
   Payable for Fund shares redeemed ...................................................         276,061
   Dividends payable ..................................................................          93,907
   Distribution and service fees payable ..............................................           9,233
   Management fees payable ............................................................          16,406
   Accrued expenses and other liabilities .............................................          39,157
                                                                                           ------------
   Total liabilities ..................................................................       6,910,402
                                                                                           ------------
NET ASSETS ............................................................................    $ 78,750,940
                                                                                           ============
   Net Assets consist of:
   Capital Stock - Authorized an unlimited number of shares, par value $0.01 per share     $    102,080
   Additional paid-in capital .........................................................      89,498,053
   Net unrealized depreciation on investments (note 4) ................................      (8,659,443)
   Accumulated net realized loss on investments .......................................      (2,189,750)
                                                                                           ------------
                                                                                           $ 78,750,940
                                                                                           ============
CLASS A
   Net Assets .........................................................................    $ 15,951,667
                                                                                           ============
   Capital shares outstanding .........................................................       2,068,012
                                                                                           ============
   Net asset value and redemption price per share .....................................    $       7.71
                                                                                           ============
   Maximum offering price per share (100/96 of $7.71 adjusted to nearest cent) ........    $       8.03
                                                                                           ============
CLASS C
   Net Assets .........................................................................    $  6,619,857
                                                                                           ============
   Capital shares outstanding .........................................................         858,096
                                                                                           ============
   Net asset value and offering price per share .......................................    $       7.71
                                                                                           ============
   Redemption price per share (* a charge of 1% is imposed on the redemption proceeds of the shares, or on the original price, whichever is lower, if redeemed
      during the first 12 months after purchase) ......................................    $       7.71*
                                                                                           ============
CLASS I
   Net Assets .........................................................................    $ 31,098,474
                                                                                           ============
   Capital shares outstanding .........................................................       4,030,279
                                                                                           ============
   Net asset value, offering and redemption price per share ...........................    $       7.72
                                                                                           ============
CLASS Y
   Net Assets .........................................................................    $ 25,080,942
                                                                                           ============
   Capital shares outstanding .........................................................       3,251,600
                                                                                           ============
   Net asset value, offering and redemption price per share ...........................    $       7.71
                                                                                           ============

                 See accompanying notes to financial statements.

                      AQUILA THREE PEAKS HIGH INCOME FUND
                            STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2008

INVESTMENT INCOME:
   Interest income ......................................                     $  3,563,916

EXPENSES:
   Management fees (note 3) .............................    $    274,542
   Trustees' fees and expenses ..........................         106,547
   Distribution and service fees (note 3) ...............          85,365
   Registration fees and dues ...........................          65,479
   Legal fees (note 3) ..................................          53,803
   Transfer and shareholder servicing agent fees (note 3)          51,765
   Shareholders' reports ................................          20,467
   Fund accounting fees .................................          18,665
   Auditing and tax fees ................................          17,907
   Custodian fees (note 7) ..............................           5,553
   Chief compliance officer (note 3) ....................           4,527
   Insurance ............................................           1,281
   Miscellaneous ........................................          21,524
                                                             ------------
   Total expenses .......................................         727,425

   Management fee waived (note 3) .......................        (236,720)
   Expenses paid indirectly (note 7) ....................         (64,339)
                                                             ------------
   Net expenses .........................................                          426,366
                                                                              ------------
   Net investment income ................................                        3,137,550

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) from securities transactions       (2,075,356)
   Change in unrealized depreciation on investments .....      (8,127,881)
                                                             ------------

   Net realized and unrealized gain (loss) on investments                      (10,203,237)
                                                                              ------------
   Net change in net assets resulting from operations ...                     $ (7,065,687)
                                                                              ============

                 See accompanying notes to financial statements.

                      AQUILA THREE PEAKS HIGH INCOME FUND
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                 Year Ended            Year Ended
                                                              December 31, 2008     December 31, 2007
                                                              -----------------     -----------------
OPERATIONS:
   Net investment income .................................    $       3,137,550     $       1,316,155
   Net realized gain (loss) from securities transactions .           (2,075,356)             (105,474)
   Change in unrealized depreciation on investments ......           (8,127,881)             (585,484)
                                                              -----------------     -----------------
      Change in net assets resulting from operations .....           (7,065,687)              625,197
                                                              -----------------     -----------------
DISTRIBUTIONS TO SHAREHOLDERS:
   Class A Shares:
   Net investment income .................................           (1,006,897)             (492,332)
   Net realized gain on investments ......................                   --               (18,991)
   Class C Shares:
   Net investment income .................................             (314,739)             (120,966)
   Net realized gain on investments ......................                   --                (5,789)
   Class I Shares:
   Net investment income .................................             (698,035)             (203,546)
   Net realized gain on investments ......................                   --                (5,779)
   Class Y Shares:
   Net investment income .................................           (1,120,124)             (499,418)
   Net realized gain on investments ......................                   --               (18,040)
                                                              -----------------     -----------------
      Change in net assets from distributions ............           (3,139,795)           (1,364,861)
                                                              -----------------     -----------------
CAPITAL SHARE TRANSACTIONS (note 5):
   Proceeds from shares sold .............................           66,260,293            23,638,755
   Short-term trading redemption fee .....................               14,772                   427
   Reinvested dividends and distributions ................            2,453,356             1,044,568
   Cost of shares redeemed ...............................          (10,075,672)           (4,279,216)
                                                              -----------------     -----------------
      Change in net assets from capital share transactions           58,652,749            20,404,534
                                                              -----------------     -----------------
      Change in net assets ...............................           48,447,267            19,664,870
NET ASSETS:
   Beginning of period ...................................           30,303,673            10,638,803
                                                              -----------------     -----------------
   End of period .........................................    $      78,750,940     $      30,303,673
                                                              =================     =================

                 See accompanying notes to financial statements.

                      AQUILA THREE PEAKS HIGH INCOME FUND
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2008

1. ORGANIZATION

      Aquila Three Peaks High Income Fund (the "Fund") is an open-end investment company, which is organized as a Massachusetts business trust. The Fund is a diversified portfolio and on June 1, 2006 began its current investment operations to obtain high current income with capital appreciation as a secondary objective when consistent with its primary objective. The Fund is authorized to issue an unlimited number of shares and offers four classes of shares, Class A, Class C, Class I and Class Y shares. Class A shares are sold with a front-payment sales charge and bear a distribution fee. Class C shares are sold with a level-payment sales charge with no payment at time of purchase but level service and distribution fees from date of purchase through a period of six years thereafter. A contingent deferred sales charge of 1% is assessed to any Class C shareholder who redeems shares of this Class within one year from the date of purchase. Class C Shares, together with a pro-rata portion of all Class C Shares acquired through reinvestment of dividends and other distributions paid in additional Class C Shares, automatically convert to Class A Shares after 6 years. Class I shares are offered and sold only through financial intermediaries and are not offered directly to retail investors. The Class Y shares are only offered to institutions acting for an investor in a fiduciary, advisory, agency, custodian or similar capacity and are not offered directly to retail investors. Class Y shares are sold at net asset value without any sales charge, redemption fees, contingent deferred sales charge or distribution or service fees. Class I Shares are sold at net asset value without any sales charge, or contingent deferred sales charge. Class I shares carry a distribution fee and a service fee. All classes of shares represent interests in the same portfolio of investments and are identical as to rights and privileges but differ with respect to the effect of sales charges, the distribution and/or service fees borne by each class, expenses specific to each class, voting rights on matters affecting a single class and the exchange privileges of each class.

2. SIGNIFICANT ACCOUNTING POLICIES

      The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

a) PORTFOLIO VALUATION: Securities which have remaining maturities of more than 60 days are valued each business day based upon information provided by a nationally prominent independent pricing service and periodically verified through other pricing services. In the case of securities for which market quotations are readily available, securities are valued at the bid price. If a market quotation or a valuation from the pricing service is not readily available, the security is valued at fair value determined in good faith under procedures established by and under the general supervision of the Board of Trustees. Securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing their unrealized appreciation or depreciation on the 61st day prior to maturity, if their term to maturity at purchase exceeded 60 days.

b) FAIR VALUE MEASUREMENTS: The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("SFAS 157"), effective January 1, 2008. SFAS 157 established a three-tier hierarchy of inputs to establish classification of fair value measurements for disclosure purposes. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The Fund's investments are assigned levels based upon the observability.

      The three-tier hierarchy of inputs is summarized below:

      Level 1 - quoted prices in active markets for identical securities

      Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

      Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

      The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

      The following is a summary of the valuation inputs, representing 100% of the Fund's investments, used to value the Fund's net assets as of December 31, 2008:

      Valuation Inputs                                 Investments in Securities
      ----------------                                 -------------------------
      Level 1 - Quoted Prices .......................       $         --
      Level 2 - Other Significant Observable Inputs..         68,177,981
      Level 3 - Significant Unobservable Inputs .....                 --
                                                            ------------
      Total .........................................       $ 68,177,981
                                                            ============

c) SECURITIES TRANSACTIONS AND RELATED INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on the identified cost basis. Interest income is recorded daily on the accrual basis and is adjusted for amortization of premium and accretion of original issue and market discount.

d) FEDERAL INCOME TAXES: The Fund intends to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code applicable to certain investment companies. The Fund intends to make distributions of income and securities profits sufficient to relieve it from all, or substantially all, Federal income and excise taxes.

      The Fund adopted FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). Management has reviewed the tax positions for each of the open tax years (2006-2008) and has determined that implementation of FIN 48 did not have a material impact on the Fund's financial statements.

e) MULTIPLE CLASS ALLOCATION: All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based on the relative net assets of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are charged directly to such class.

f) USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

g) RECLASSIFICATION OF CAPITAL ACCOUNTS: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. On December 31, 2008, a reclassification was made to increase undistributed net investment income by $2,245 and decrease paid-in capital by $2,245.

h) ACCOUNTING PRONOUNCEMENT: In March 2008, statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161") was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity's results of operations and financial position. Management is currently evaluating the implications of SFAS 161 and its impact, if any, on the Fund's financial statement disclosures.

3. FEES AND RELATED PARTY TRANSACTIONS

a) MANAGEMENT ARRANGEMENTS:

      Aquila Investment Management LLC (the "Manager"), a wholly-owned subsidiary of Aquila Management Corporation, the Fund's founder and sponsor, serves as the Manager for the Fund under an Advisory and Administration Agreement with the Fund. The portfolio management of the Fund has been delegated to a Sub-Adviser as described below. Under the Advisory and Administrative Agreement, the Manager provides all administrative services to the Fund, other than those relating to the day-to-day portfolio management. The Manager's services include providing the office of the Fund and all related services as well as overseeing the activities of the Sub-Adviser and all the various support organizations to the Fund such as the shareholder servicing agent, custodian, legal counsel, fund accounting agent, pricing agent, auditors and distributor. For its services, the Manager is entitled to receive a fee which is payable monthly and computed as of the close of business each day at the annual rate of 0.65% of the Fund's average net assets.

      Three Peaks Capital Management, LLC (the "Sub-Adviser") serves as the Investment Sub-Adviser for the Fund under a Sub-Advisory Agreement between the Manager and the Sub-Adviser. Under this agreement, the Sub-Adviser continuously provides, subject to oversight of the Manager and the Board of Trustees of the Fund, the investment program of the Fund and the composition of its portfolio and arranges for the purchases and sales of portfolio securities. For its services, the Sub-Adviser is entitled to receive a fee from the Manager which is payable monthly and computed as of the close of business each day at the annual rate of 0.45% on the first $100 million of average net assets, 0.40% on the next $150 million of average net assets and 0.35% on average assets above $250 million.

      For the year ended December 31, 2008, the Fund incurred management fees of $274,542, of which $236,720 were waived. The Manager contractually undertook to waive fees and/or reimburse Fund expenses during the period January 1, 2008 through December 31, 2008 so that total Fund expenses will not exceed 1.00% for Class A Shares, 1.80% for Class C Shares, 1.08% for Class I Shares and 0.80% for Class Y Shares. A similar contractual undertaking is in place through 2009. For a period of three years, subsequent to the end of each of the Fund's fiscal years, the Manager may recover from the Fund fees and expenses waived or reimbursed to the extent that the net unreimbursed Total Annual Fund Operating Expenses do not exceed contractual limitations. As of December 31, 2008, the Manager may recover waived and/or reimbursed expenses in the amount of $857,040 of which $298,908 expires on December 31, 2009, $321,412 which expires on December 31, 2010 and $236,720 which expires on December 31, 2011 so long as any current contractual limitations are not exceeded.

      Under a Compliance Agreement with the Manager, the Manager is compensated for Chief Compliance Officer related services provided to enable the Fund to comply with Rule 38a-1 of the Investment Company Act of 1940.

      Specific details as to the nature and extent of the services provided by the Manager and the Sub-Adviser are more fully defined in the Fund's Prospectus and Statement of Additional Information.

b) DISTRIBUTION AND SERVICE FEES:

      The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 (the "Rule") under the Investment Company Act of 1940. Under one part of the Plan, with respect to Class A Shares, the Fund is authorized to make service fee payments to broker-dealers or others ("Qualified Recipients") selected by Aquila Distributors, Inc. (the "Distributor"), including, but not limited to, any principal underwriter of the Fund, with which the Distributor has entered into written agreements contemplated by the Rule and which have rendered assistance in the distribution and/or retention of the Fund's shares or servicing of shareholder accounts. The Fund makes payment of this service fee at the annual rate of 0.20% of the Fund's average net assets represented by Class A Shares. For the year ended December 31, 2008, distribution fees on Class A Shares amounted to $27,927, of which the Distributor retained $3,502.

      Under another part of the Plan, the Fund is authorized to make payments with respect to Class C Shares to Qualified Recipients which have rendered assistance in the distribution and/or retention of the Fund's Class C shares or servicing of shareholder accounts. These payments are made at the annual rate of 0.75% of the Fund's net assets represented by Class C Shares and for the year ended December 31, 2008, amounted to $36,673. In addition, under a Shareholder Services Plan, the Fund is authorized to make service fee payments with respect to Class C Shares to Qualified Recipients for providing personal services and/or maintenance of shareholder accounts. These payments are made at the annual rate of 0.25% of the Fund's net assets represented by Class C Shares and for the year ended December 31, 2008, amounted to $12,224. The total of these payments made with respect to Class C Shares amounted to $48,897, of which the Distributor retained $6,431.

      Under another part of the Plan, the Fund is authorized to make payments with respect to Class I Shares to Qualified Recipients. Class I payments, under the Plan, may not exceed, for any fiscal year of the Fund a rate of more than 0.25% of the average annual net assets represented by the Class I Shares. In addition, the Fund has a Shareholder Services Plan under which it may pay service fees of not more than 0.25% of the average annual net assets of the Fund represented by Class I Shares. That is, the total payments under both plans will not exceed 0.50% of such net assets. For the year ended December 31, 2008, these payments were made at the average annual rate of 0.25% (0.10% under the Distribution Plan and 0.15% under the Shareholder Services Plan) of such net assets and amounted to $21,353 of which $8,541 related to the Plan and $12,812 related to the Shareholder Services Plan.

      Specific details about the Plans are more fully defined in the Fund's Prospectus and Statement of Additional Information.

      Under a Distribution Agreement, the Distributor serves as the exclusive distributor of the Fund's shares. Through agreements between the Distributor and various brokerage and advisory firms ("intermediaries"), the Fund's shares are sold primarily through intermediaries. For the year ended December 31, 2008, total commissions on sales of Class A Shares amounted to $187,681 of which the Distributor received $36,696.

c) OTHER RELATED PARTY TRANSACTIONS

      For the year ended December 31, 2008 the Fund incurred $53,792 of legal fees allocable to Butzel Long PC, counsel to the Fund, for legal services in conjunction with the Fund's ongoing operations. The Secretary of the Fund is a shareholder of that firm.

4. PURCHASES AND SALES OF SECURITIES

      During the year ended December 31, 2008, purchases of securities and proceeds from the sales of securities aggregated $72,307,142 and $23,607,217, respectively.

      At December 31, 2008, the aggregate tax cost for all securities was $76,837,423. At December 31, 2008, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost amounted to $1,393,401 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounted to $10,052,844 for a net unrealized depreciation of $8,659,443.

5. CAPITAL SHARE TRANSACTIONS

a) TRANSACTIONS IN CAPITAL SHARES OF THE FUND WERE AS FOLLOWS:

                                         Year Ended                           Year Ended
                                      December 31, 2008                    December 31, 2007
                                -----------------------------        -----------------------------
                                   Shares           Amount              Shares           Amount
                                ------------     ------------        ------------     ------------
CLASS A SHARES:
   Proceeds from shares sold       1,177,046     $ 10,276,007             934,608     $  9,401,989
   Reinvested dividends ....          65,888          578,363              28,075          280,554
   Cost of shares redeemed .        (363,088)      (3,139,293)           (269,796)      (2,720,877)
                                ------------     ------------        ------------     ------------
      Net change ...........         879,846        7,715,077             692,887        6,961,666
                                ------------     ------------        ------------     ------------
CLASS C SHARES:
   Proceeds from shares sold         559,855        4,873,149             299,479        3,002,632
   Reinvested dividends ....          21,710          190,142               9,283           92,738
   Cost of shares redeemed .         (88,485)        (765,328)            (49,358)        (490,820)
                                ------------     ------------        ------------     ------------
      Net change ...........         493,080        4,297,963             259,404        2,604,550
                                ------------     ------------        ------------     ------------
CLASS I SHARES:
   Proceeds from shares sold       3,995,042       31,972,747             136,284        1,371,183
   Reinvested dividends ....          86,557          696,177              20,954          209,706
   Cost of shares redeemed .        (415,570)      (3,322,965)(a)         (63,801)        (641,989)(a)
                                ------------     ------------        ------------     ------------
      Net change ...........       3,666,029       29,345,959              93,437          938,900
                                ------------     ------------        ------------     ------------
CLASS Y SHARES:
   Proceeds from shares sold       2,289,161       19,138,390             977,921        9,862,951
   Reinvested dividends ....         114,276          988,674              46,280          461,570
   Cost of shares redeemed .        (314,909)      (2,833,314)            (42,625)        (425,103)
                                ------------     ------------        ------------     ------------
      Net change ...........       2,088,528       17,293,750             981,576        9,899,418
                                ------------     ------------        ------------     ------------
Total transactions in Fund
   shares ..................       7,127,483     $ 58,652,749           2,027,304     $ 20,404,534
                                ============     ============        ============     ============

(a) Net of short-term trading redemption fee of $14,772 and $427, respectively.

b) SHORT-TERM TRADING REDEMPTION FEE: The Fund and the Distributor may reject any order for the purchase of shares, on a temporary or permanent basis, from investors exhibiting a pattern of frequent or short-term trading in Fund shares. In addition, the Fund imposes a redemption fee of 1.00% of the shares' redemption value on any redemption of Class A Shares on which a sales charge is not imposed or of Class I and Class Y Shares, if the redemption occurs within 90 days of purchase. The fee will be paid to the Fund and is designed to offset the costs to the Fund caused by short-term trading in Fund shares. The Fund will retain the fee charged as paid-in capital and will become part of the Fund's daily NAV calculation. The Fund will retain the fee charged as paid-in capital and will become part of the Fund's daily NAV calculation. The fee will not apply to shares sold under an Automatic Withdrawal Plan, or sold due to the shareholder's death or disability. For the year ended December 31, 2008, fees collected did not have a material effect on the financial highlights.

6. PORTFOLIO ORIENTATION

      The Fund may invest up to100% in high-yield/high-risk bonds, also known as "junk bonds." High-yield/high-risk bonds may be especially sensitive to economic changes, political changes, or adverse developments specific to the company that issued the bond. These bonds generally have a greater credit risk than other types of fixed-income securities. Because of these factors, the performance and net asset value of the Fund may vary significantly, depending upon its holdings of high-yield/high-risk bonds.

7. EXPENSES

      The Fund has negotiated an expense offset arrangement with its custodian, wherein it receives credit toward the reduction of custodian fees and other Fund expenses whenever there are uninvested cash balances. The Statement of Operations reflects the total expenses before any offset, the amount of offset and the net expenses.

8. SECURITIES TRADED ON A WHEN-ISSUED BASIS

      The Fund may purchase or sell securities on a when-issued basis. When-issued transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. Beginning on the date the Fund enters into a when-issued transaction, cash or other liquid securities are segregated in an amount equal to or greater than the amount of the when-issued transaction. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

9. INCOME TAX INFORMATION AND DISTRIBUTIONS

      The Fund declares dividends daily from net investment income and makes payments monthly. Net realized capital gains, if any, are distributed annually and are taxable. These distributions are paid in additional shares at the net asset value per share, in cash, or in a combination of both, at the shareholder's option. Dividends from net investment income and distributions from realized gains from investment transactions are determined in accordance with Federal income tax regulations, which may differ from investment income and realized gains determined under generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes, but not for tax purposes, are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions from paid-in capital. As of December 31, 2008, the Fund had a capital loss carryover of $1,081,746 that if not offset by capital gains will expire in 2016.

      As of December 31, 2008 there were post-October capital loss deferrals of $1,108,004, which will be recognized in the following year.

The tax character of distributions:

                                              Year Ended           Year Ended
                                          December 31, 2008    December 31, 2007
                                          -----------------    -----------------
    Ordinary income ...................   $       3,139,795    $       1,362,738
    Long term capital gains ...........                  --                2,123
                                          -----------------    -----------------
                                          $       3,139,795    $       1,364,861
                                          =================    =================

      As of December 31, 2008, the components of distributable earnings on a tax basis were as follows:

    Ordinary income ...................   $              --
    Accumulated net loss on investments          (1,081,746)
    Deferred post October losses ......          (1,108,004)
    Unrealized depreciation ...........          (8,659,443)
                                          -----------------
                                          $     (10,849,193)
                                          =================

                      AQUILA THREE PEAKS HIGH INCOME FUND
                              FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                 Class A                                    Class C
                                                   -----------------------------------        -----------------------------------
                                                        Year Ended                                 Year Ended
                                                        December 31,            Period             December 31,            Period
                                                   ---------------------        Ended         ---------------------        Ended
                                                    2008          2007        12/31/06(1)      2008          2007        12/31/06(2)
                                                   -------       -------       -------        -------       -------       -------
Net asset value, beginning of period ..........    $  9.84       $ 10.10       $ 10.00        $  9.84       $ 10.10       $ 10.00
                                                   -------       -------       -------        -------       -------       -------
Income (loss) from investment operations:
   Net investment income ......................       0.65++        0.63++        0.30+          0.57++        0.55++        0.26+
   Net gain (loss) on securities (both realized
      and unrealized) .........................      (2.13)        (0.24)         0.11          (2.12)        (0.24)         0.10
                                                   -------       -------       -------        -------       -------       -------
   Total from investment operations ...........      (1.48)         0.39          0.41          (1.55)         0.31          0.36
                                                   -------       -------       -------        -------       -------       -------
Less distributions:
   Dividends from net investment income .......      (0.65)        (0.63)        (0.30)         (0.58)        (0.55)        (0.25)
   Distributions from capital gains ...........         --         (0.02)        (0.01)            --         (0.02)        (0.01)
                                                   -------       -------       -------        -------       -------       -------
   Total distributions ........................      (0.65)        (0.65)        (0.31)         (0.58)        (0.57)        (0.26)
                                                   -------       -------       -------        -------       -------       -------
Net asset value, end of period ................    $  7.71       $  9.84       $ 10.10        $  7.71       $  9.84       $ 10.10
                                                   =======       =======       =======        =======       =======       =======
Total return (not reflecting sales charge) ....     (15.72)%        3.95%         4.11%*       (16.41)%        3.11%         3.63%*
Ratios/supplemental data
   Net assets, end of period (in thousands) ...    $15,952       $11,688       $ 5,003        $ 6,620       $ 3,591       $ 1,067
   Ratio of expenses to average net assets ....       1.16%         1.15%         1.53%**        1.96%         1.95%         2.04%**
   Ratio of net investment income to average
      net assets ..............................       7.05%         6.15%         4.90%**        6.28%         5.35%         4.84%**
   Portfolio turnover rate ....................      65.53%       157.39%       100.40%*        65.53%       157.39%       100.40%*

The expense and net investment income ratios without the effect of the waiver of fees and the expense reimbursement were (note 3):

Ratio of expenses to average net assets .......       1.62%         2.54%        10.77%**        2.39%         3.31%         5.83%**
Ratio of net investment income (loss) to
   average net assets .........................       6.59%         4.76%        (4.34%)**       5.84%         3.99%         1.05%**

The expense ratios after giving effect to waiver of fees, expense remibursement and expense offset for uninvested cash balances were
   (note 3):

   Ratio of expenses to average net assets ....       1.00%         1.00%         1.00%**        1.80%         1.80%         1.80%**

----------
1     Commenced operations on 6/01/06.
2     Commenced operations on 6/08/06.
+     Per share amounts have been  calculated  using the monthly  average shares method.
++    Per share  amounts have been  calculated  using the daily  average  shares method.
*     Not annualized.
**    Annualized.

                See accompanying notes to financial statements.

AQUILA THREE PEAKS HIGH INCOME FUND
FINANCIAL HIGHLIGHTS (CONTINUED)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                 Class I                                    Class Y
                                                   -----------------------------------        -----------------------------------
                                                        Year Ended                                 Year Ended
                                                        December 31,            Period             December 31,            Period
                                                   ---------------------        Ended         ---------------------        Ended
                                                    2008          2007        12/31/06(1)      2008          2007        12/31/06(2)
                                                   -------       -------       -------        -------       -------       -------
Net asset value, beginning of period ..........    $  9.84       $ 10.10       $  9.96        $  9.84       $ 10.10       $ 10.00
                                                   -------       -------       -------        -------       -------       -------
Income (loss) from investment operations:
   Net investment income ......................       0.67++        0.64++        0.29+          0.67++        0.65++        0.32+
   Net gain (loss) on securities (both realized
      and unrealized) .........................      (2.14)        (0.24)         0.15          (2.13)        (0.24)         0.10
                                                   -------       -------       -------        -------       -------       -------
   Total from investment operations ...........      (1.47)         0.40          0.44          (1.46)         0.41          0.42
                                                   -------       -------       -------        -------       -------       -------
Less distributions:
   Dividends from net investment income .......      (0.65)        (0.64)        (0.29)         (0.67)        (0.65)        (0.31)
   Distributions from capital gains ...........         --         (0.02)        (0.01)            --         (0.02)        (0.01)
                                                   -------       -------       -------        -------       -------       -------
   Total distributions ........................      (0.65)        (0.66)        (0.30)         (0.67)        (0.67)        (0.32)
                                                   -------       -------       -------        -------       -------       -------
Net asset value, end of period ................    $  7.72       $  9.84       $ 10.10        $  7.71       $  9.84       $ 10.10
                                                   =======       =======       =======        =======       =======       =======
Total return (not reflecting sales charge) ....     (15.58)%        4.03%         4.50%*       (15.56)%        4.16%         4.22%*
Ratios/supplemental data
   Net assets, end of period (in thousands) ...    $31,098       $ 3,583       $ 2,735        $25,081       $11,441       $ 1,834
   Ratio of expenses to average net assets ....       1.07%         1.10%         1.32%**        0.96%         0.95%         1.07%**
   Ratio of net investment income to average
      net assets ..............................       8.03%         6.24%         5.34%**        7.39%         6.40%         5.95%**
   Portfolio turnover rate ....................      65.53%       157.39%       100.40%*        65.53%       157.39%       100.40%*

The expense and net investment income ratios without the effect of the waiver of fees and the expense reimbursement were (note 3):

Ratio of expenses to average net assets .......       1.34%         2.70%         7.81%**        1.38%         2.26%         5.38%**
Ratio of net investment income (loss) to
   average net assets .........................       7.76%         4.63%        (1.15%)**       6.96%         5.08%         1.65%**

The expense ratios after giving effect to waiver of fees, expense remibursement and expense offset for uninvested cash balances were
   (note 3):

   Ratio of expenses to average net assets ....       0.93%         0.93%         0.94%**        0.80%         0.80%         0.80%**

----------
1     Commenced operations on 6/29/06.
2     Commenced operations on 6/08/06.
+     Per share amounts have been  calculated  using the monthly  average shares method.
++    Per share  amounts have been  calculated  using the daily  average  shares method.
*     Not annualized.
**    Annualized.

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------

ANALYSIS OF EXPENSES (UNAUDITED)

      As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end sales charges with respect to Class A shares or contingent deferred sales charges ("CDSC") with respect to Class C shares; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. The tables below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

      The tables below are based on an investment of $1,000 invested on July 1, 2008 and held for the six months ended December 31, 2008.

ACTUAL EXPENSES

      This table provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During the Period".

SIX MONTHS ENDED DECEMBER 31, 2008

                                ACTUAL
                             TOTAL RETURN    BEGINNING   ENDING      EXPENSES
                                WITHOUT       ACCOUNT    ACCOUNT    PAID DURING
                          SALES CHARGES(1)    VALUE      VALUE     THE PERIOD(2)
--------------------------------------------------------------------------------
Class A                         (15.58)%     $1,000.00   $844.20      $4.64
--------------------------------------------------------------------------------
Class C                         (15.93)%     $1,000.00   $840.70      $8.33
--------------------------------------------------------------------------------
Class I                         (15.45)%     $1,000.00   $845.50      $4.27
--------------------------------------------------------------------------------
Class Y                         (15.50)%     $1,000.00   $845.00      $3.71
--------------------------------------------------------------------------------

(1) ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS, IF ANY, AT NET ASSET VALUE AND DOES NOT REFLECT THE DEDUCTION OF THE APPLICABLE SALES CHARGES WITH RESPECT TO CLASS A SHARES OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES ("CDSC") WITH RESPECT TO CLASS C SHARES. TOTAL RETURN IS NOT ANNUALIZED, AS IT MAY NOT BE REPRESENTATIVE OF THE TOTAL RETURN FOR THE YEAR.

(2) EXPENSES ARE EQUAL TO THE ANNUALIZED EXPENSE RATIO OF 1.00%, 1.80%, 0.92% AND 0.80% FOR THE FUND'S CLASS A, C, I AND Y SHARES, RESPECTIVELY,
      MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 184/366 (TO REFLECT THE ONE-HALF YEAR PERIOD).

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

      The table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of other mutual funds.

      Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs with respect to Class A shares. The example does not reflect the deduction of the applicable sales charges or contingent deferred sales charges ("CDSC") with respect to Class C shares. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transaction costs were included, your costs would have been higher.

SIX MONTHS ENDED DECEMBER 31, 2008

                         HYPOTHETICAL
                          ANNUALIZED     BEGINNING      ENDING       EXPENSES
                             TOTAL        ACCOUNT       ACCOUNT     PAID DURING
                            RETURN        VALUE         VALUE      THE PERIOD(1)
--------------------------------------------------------------------------------
Class A                      5.00%       $1,000.00     $1,020.11      $5.08
--------------------------------------------------------------------------------
Class C                      5.00%       $1,000.00     $1,016.09      $9.12
--------------------------------------------------------------------------------
Class I                      5.00%       $1,000.00     $1,020.51      $4.67
--------------------------------------------------------------------------------
Class Y                      5.00%       $1,000.00     $1,021.11      $4.06
--------------------------------------------------------------------------------

(1) EXPENSES ARE EQUAL TO THE ANNUALIZED EXPENSE RATIO OF 1.00%, 1.80%, 0.92% AND 0.80% FOR THE FUND'S CLASS A, C, I AND Y SHARES, RESPECTIVELY,
      MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 184/366 (TO REFLECT THE ONE-HALF YEAR PERIOD).

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                    SHAREHOLDER MEETING RESULTS (UNAUDITED)

      A Special Meeting of Shareholders of Aquila Three Peaks High Income Fund (the "Fund") was held on July 15, 2008. The holders of shares representing 63% of the total net asset value of the shares entitled to vote were present in person or by proxy. At the meeting, the following matters were voted upon and approved by the shareholders (the resulting votes for each matter are presented below).

1.    To elect Trustees.

                             Dollar Amount of Votes
                             ----------------------

        Trustee                 For             Withheld
        -------                 ---             --------
        John M. Burlingame      $22,244,053     $93,857
        Diana P. Herrmann       $22,145,410     $192,500
        Theodore T. Mason       $22,244,052     $93,857
        Glenn O'Flaherty        $22,244,052     $93,857
        Russell K. Okata        $22,244,052     $93,857
        John J. Partridge       $22,244,052     $93,857

2. To ratify the selection of Tait, Weller & Baker LLP as the Fund's independent registered public accounting firm.

                             Dollar Amount of Votes
                             ----------------------

                                For             Against         Abstain
                                ---             -------         -------
                                $22,163,113     $22,920         $151,879

      A reconvened Special Meeting of Shareholders of Aquila Three Peaks High Income Fund was held on July 15, 2008. The holders of shares representing 52% of the total net asset value of the shares entitled to vote were present in person or by proxy. At the meeting, the following matters were voted upon and approved by the shareholders (the resulting votes for each matter are presented below).

1.    To act on an Advisory and Administration Agreement

                             Dollar Amount of Votes
                             ----------------------

                                For             Against         Abstain
                                ---             -------         -------
                                $18,220,214     $43,951         $160,210

2.    To act on a new Sub-Advisory Agreement

                             Dollar Amount of Votes
                             ----------------------

                                For             Against         Abstain
                                ---             -------         -------
                                $18,220,214     $43,951         $160,210

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

INFORMATION AVAILABLE (UNAUDITED)

      Much of the information that the funds in the Aquila Group of Funds produce is automatically sent to you and all other shareholders. Specifically, you will routinely receive the entire list of portfolio securities of your Fund twice a year in the semi-annual and annual reports. Additionally, we prepare, and have available, portfolio listings at the end of each quarter. Whenever you may be interested in seeing a listing of your Fund's portfolio other than in your shareholder reports, please check our website http://www.aquilafunds.com or call us at 1-800-437-1020.

      The Fund additionally files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q which is available free of charge on the SEC website at http://www.sec.gov. You may also review or, for a fee, copy the forms at the SEC's Public Reference Room in Washington, DC or by calling 1-800-SEC-0330.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

PROXY VOTING RECORD (UNAUDITED)

      The Fund does not generally invest in equity securities. Accordingly, there were no matters relating to a portfolio security considered at any shareholder meeting held during the 12 months ended June 30, 2008 with respect to which the Fund was entitled to vote. Applicable regulations require us to inform you that the foregoing proxy voting information is available on the SEC website at http://www.sec.gov.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FEDERAL TAX STATUS OF DISTRIBUTIONS (UNAUDITED)

      This information is presented in order to comply with a requirement of the Internal Revenue Code AND NO CURRENT ACTION ON THE PART OF SHAREHOLDERS IS REQUIRED.

      For the calendar year ended December 31, 2008, 100.00% of the dividends and distributions paid by Aquila Three Peaks High Income Fund, during calendar year 2008 are taxable as ordinary dividend income.

      Prior to January 31, 2009, shareholders were mailed the appropriate tax form(s) which contained information on the status of distributions paid for the 2008 CALENDAR YEAR.

--------------------------------------------------------------------------------

ADDITIONAL INFORMATION (UNAUDITED)

TRUSTEES(1)
AND OFFICERS

                                                                                                    NUMBER OF   OTHER DIRECTORSHIPS
                        POSITIONS                                                                   PORTFOLIOS  HELD BY TRUSTEE (THE
                        HELD WITH                                                                   IN FUND     POSITION HELD IS A
NAME,                   FUND AND              PRINCIPAL                                             COMPLEX(4)  DIRECTORSHIP UNLESS
ADDRESS(2)              LENGTH OF             OCCUPATION(S)                                         OVERSEEN    INDICATED
AND DATE OF BIRTH       SERVICE(3)            DURING PAST 5 YEARS                                   BY TRUSTEE  OTHERWISE.)
-----------------       ----------            -------------------                                   ----------  --------------------
INTERESTED TRUSTEES(5)

Diana P. Herrmann       Chair of the Board    Vice Chair and Chief Executive Officer of Aquila          12      ICI Mutual Insurance
New York, NY            of Trustees and       Management Corporation, Founder of the Aquila Group               Company
(02/25/58)              President since 2006  of Funds(6) and parent of Aquila Investment
                                              Management LLC, Manager since 2004, President since
                                              1997, Chief Operating Officer, 1997-2008, a Director
                                              since 1984, Secretary since 1986 and previously its
                                              Executive Vice President, Senior Vice President or
                                              Vice President, 1986-1997; Chief Executive Officer
                                              and Vice Chair since 2004, President and Manager of
                                              the Manager since 2003, and Chief Operating Officer
                                              of the Manager, 2003-2008; Chair, Vice Chair,
                                              President, Executive Vice President or Senior Vice
                                              President of funds in the Aquila Group of Funds
                                              since 1986; Director of the Distributor since 1997;
                                              Governor, Investment Company Institute (a trade
                                              organization for the U.S. mutual fund industry
                                              dedicated to protecting shareholder interests and
                                              educating the public about investing) and head of
                                              its Small Funds Committee since 2004; active in
                                              charitable and volunteer organizations.

NON-INTERESTED TRUSTEES

John M. Burlingame      Trustee since 2006    Executive Vice President, Hyatt Vacation Ownership        1       American Resort
Wilmette, IL                                  (including resort management, homeowner's                         Development
(04/23/55)                                    association management, sales and marketing,                      Association
                                              development and consumer financing) since 1994,
                                              being involved in all phases of hotel development.

                                                                                                    NUMBER OF   OTHER DIRECTORSHIPS
                        POSITIONS                                                                   PORTFOLIOS  HELD BY TRUSTEE (THE
                        HELD WITH                                                                   IN FUND     POSITION HELD IS A
NAME,                   FUND AND              PRINCIPAL                                             COMPLEX(4)  DIRECTORSHIP UNLESS
ADDRESS(2)              LENGTH OF             OCCUPATION(S)                                         OVERSEEN    INDICATED
AND DATE OF BIRTH       SERVICE(3)            DURING PAST 5 YEARS                                   BY TRUSTEE  OTHERWISE.)
-----------------       ----------            -------------------                                   ----------  --------------------
Theodore T. Mason       Lead Independent      Executive Director, East Wind Power Partners LTD          8       Trustee, Premier
New York, NY            Trustee since 2006    since 1994 and Louisiana Power Partners, 1999-2003;               VIT.
(11/24/35)                                    Treasurer, Fort Schuyler Maritime Alumni
                                              Association, Inc., successor to Alumni Association
                                              of SUNY Maritime College, since 2004 (President,
                                              2002-2003, First Vice President, 2000-2001, Second
                                              Vice President, 1998-2000) and director of the same
                                              organization since 1997; Director, STCM Management
                                              Company, Inc., 1973-2004; twice national officer of
                                              Naval Reserve Association, Commanding Officer of
                                              four naval reserve units and Captain, USNR (Ret);
                                              director, The Navy League of the United States New
                                              York Council since 2002; trustee, The Maritime
                                              Industry Museum at Fort Schuyler, 2000-2004; and
                                              Fort Schuyler Maritime Foundation, Inc., successor
                                              to the Maritime College at Fort Schuyler Foundation,
                                              Inc., since 2000.

Glenn P. O'Flaherty     Trustee since 2006    Chief Financial Officer and Chief Operating Officer       2       None
Denver, CO                                    of Lizard Investors, LLC since 2008; Co-Founder,
(08/03/58)                                    Chief Financial Officer and Chief Compliance Officer
                                              of Three Peaks Capital Management, LLC, 2003-2005;
                                              Vice President - Investment Accounting, Global
                                              Trading and Trade Operations, Janus Capital
                                              Corporation, and Chief Financial Officer and
                                              Treasurer, Janus Funds, 1991-2002.

Russell K. Okata        Trustee since 2007    Executive Director, Hawaii Government Employees           5       Trustee, Pacific
Honolulu, HI                                  Association AFSCME Local 152, AFL-CIO 1981-2007;                  Capital Funds(R),
(03/22/44)                                    International Vice President, American Federation of              which includes 12
                                              State, County and Municipal Employees, AFL-CIO                    bond and stock
                                              1981-2007; director of various civic and charitable               funds; Chairman,
                                              organizations.                                                    Royal State Group
                                                                                                                (insurance).

                                                                                                    NUMBER OF   OTHER DIRECTORSHIPS
                        POSITIONS                                                                   PORTFOLIOS  HELD BY TRUSTEE (THE
                        HELD WITH                                                                   IN FUND     POSITION HELD IS A
NAME,                   FUND AND              PRINCIPAL                                             COMPLEX(4)  DIRECTORSHIP UNLESS
ADDRESS(2)              LENGTH OF             OCCUPATION(S)                                         OVERSEEN    INDICATED
AND DATE OF BIRTH       SERVICE(3)            DURING PAST 5 YEARS                                   BY TRUSTEE  OTHERWISE.)
-----------------       ----------            -------------------                                   ----------  --------------------
John J. Partridge       Trustee since 2006    Founding Partner, Partridge Snow & Hahn LLP, a law        4       None
Providence, RI                                firm, Providence, Rhode Island, since 1988, Senior
(05/05/40)                                    Counsel, since January 1, 2007; Assistant Secretary
                                              - Advisor to the Board, Narragansett Insured
                                              Tax-Free Income Fund, 2005-2008, Trustee 2002-2005;
                                              director or trustee of various educational, civic
                                              and charitable organizations, including Ocean State
                                              Charities Trust, Memorial Hospital of Rhode Island,
                                              and The Pawtucket Foundation.

OTHER INDIVIDUALS

CHAIRMAN EMERITUS(7)

Lacy B. Herrmann        Founder and Chairman  Founder and Chairman of the Board, Aquila Management      N/A     N/A
New York, NY            Emeritus since 2006   Corporation, the sponsoring organization and parent
(05/12/29)                                    of the Manager or Administrator and/or Adviser or
                                              Sub-Adviser to each fund of the Aquila Group of
                                              Funds; Chairman of the Manager or Administrator
                                              and/or Adviser or Sub-Adviser to each since 2004;
                                              Founder and Chairman Emeritus of each fund in the
                                              Aquila Group of Funds; previously Chairman and a
                                              Trustee of each fund in the Aquila Group of Funds
                                              since its establishment until 2004 or 2005; Director
                                              of the Distributor since 1981 and formerly Vice
                                              President or Secretary, 1981-1998; Trustee Emeritus,
                                              Brown University and the Hopkins School; active in
                                              university, school and charitable organizations.

                                                                                                    NUMBER OF   OTHER DIRECTORSHIPS
                        POSITIONS                                                                   PORTFOLIOS  HELD BY TRUSTEE (THE
                        HELD WITH                                                                   IN FUND     POSITION HELD IS A
NAME,                   FUND AND              PRINCIPAL                                             COMPLEX(4)  DIRECTORSHIP UNLESS
ADDRESS(2)              LENGTH OF             OCCUPATION(S)                                         OVERSEEN    INDICATED
AND DATE OF BIRTH       SERVICE(3)            DURING PAST 5 YEARS                                   BY TRUSTEE  OTHERWISE.)
-----------------       ----------            -------------------                                   ----------  --------------------
Charles E. Childs, III  Executive Vice        Executive Vice President of all funds in the Aquila       N/A     N/A
New York, NY            President since 2006  Group of Funds and the Manager and the Manager's
(04/01/57)                                    parent since 2003; Executive Vice President and
                                              Chief Operating Officer of the Manager's parent
                                              since 2008; formerly Senior Vice President,
                                              corporate development, Vice President, Assistant
                                              Vice President and Associate of the Manager's parent
                                              since 1987; Senior Vice President, Vice President or
                                              Assistant Vice President of the Aquila Money-Market
                                              Funds, 1988-2003.

Marie E. Aro            Senior Vice           Senior Vice President, Aquila Rocky Mountain Equity       N/A     N/A
Denver, CO              President since 2006  Fund, and Vice President, Tax-Free Trust of Arizona,
(02/10/55)                                    since 2004; Senior Vice President, Aquila Three
                                              Peaks High Income Fund, since 2006; Vice President,
                                              INVESCO Funds Group, 1998-2003; Vice President,
                                              Aquila Distributors, Inc., 1993-1997.

Robert W. Anderson      Chief Compliance      Chief Compliance Officer of the Fund and each of the      N/A     N/A
New York, NY            Officer and           other funds in the Aquila Group of Funds, the
(08/23/40)              Assistant Secretary   Manager and the Distributor since 2004, Compliance
                        since 2006            Officer of the Manager or its predecessor and
                                              current parent 1998-2004; Assistant Secretary of the
                                              Aquila Group of Funds since 2000.

Joseph P. DiMaggio      Chief Financial       Chief Financial Officer of the Aquila Group of Funds      N/A     N/A
New York, NY            Officer and           since 2003 and Treasurer since 2000.
(11/06/56)              Treasurer since 2006

                                                                                                    NUMBER OF   OTHER DIRECTORSHIPS
                        POSITIONS                                                                   PORTFOLIOS  HELD BY TRUSTEE (THE
                        HELD WITH                                                                   IN FUND     POSITION HELD IS A
NAME,                   FUND AND              PRINCIPAL                                             COMPLEX(4)  DIRECTORSHIP UNLESS
ADDRESS(2)              LENGTH OF             OCCUPATION(S)                                         OVERSEEN    INDICATED
AND DATE OF BIRTH       SERVICE(3)            DURING PAST 5 YEARS                                   BY TRUSTEE  OTHERWISE.)
-----------------       ----------            -------------------                                   ----------  --------------------
Edward M. W. Hines      Secretary since 2006  Shareholder of Butzel Long, a professional                N/A     N/A
New York, NY                                  corporation, counsel to the Fund, since 2007;
(12/16/39)                                    Partner of Hollyer Brady Barrett & Hines LLP, its
                                              predecessor as counsel, 1989-2007; Secretary of the
                                              Aquila Group of Funds.

John M. Herndon         Assistant Secretary   Assistant Secretary of the Aquila Group of Funds          N/A     N/A
New York, NY            since 2006            since 1995 and Vice President of the three Aquila
(12/17/39)                                    Money-Market Funds since 1990; Vice President of the
                                              Manager or its predecessor and current parent since
                                              1990.

Lori A. Vindigni        Assistant Treasurer   Assistant Treasurer of the Aquila Group of Funds          N/A     N/A
New York, NY            since 2006            since 2000; Assistant Vice President of the Manager
(11/02/66)                                    or its predecessor and current parent since 1998;
                                              Fund Accountant for the Aquila Group of Funds,
                                              1995-1998.

----------
(1) The Fund's Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 800-437-1020 (toll-free) or by visiting the EDGAR Database at the SEC's internet site at www.sec.gov.
(2) The mailing address of each Trustee and officer is c/o Aquila Three Peaks High Income Fund, 380 Madison Avenue, Suite 2300, New York, NY 10017.
(3) Because the Fund does not hold annual meetings, each Trustee holds office for an indeterminate term. The term of office of each officer is one year.
(4) Includes certain Aquila-sponsored funds that are dormant and have no public shareholders.
(5) Ms. Herrmann is an interested person of the Fund as an officer of the Fund, as a director, officer and shareholder of the Manager's corporate parent, as an officer and Manager of the Manager, and as a shareholder and director of the Distributor. Ms. Herrmann is the daughter of Lacy B. Herrmann, the Founder and Chairman Emeritus of the Fund.
(6) In this material Pacific Capital Cash Assets Trust, Pacific Capital U.S. Government Securities Cash Assets Trust and Pacific Capital Tax-Free Cash Assets Trust, each of which is a money-market fund, are called the "Aquila Money-Market Funds"; Hawaiian Tax-Free Trust, Tax-Free Trust of Arizona, Tax-Free Trust of Oregon, Tax-Free Fund of Colorado, Churchill Tax-Free Fund of Kentucky, Narragansett Insured Tax-Free Income Fund and Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund, are called the "Aquila Municipal Bond Funds"; Aquila Rocky Mountain Equity Fund is an equity fund; Aquila Three Peaks High Income Fund is a high income corporate bond fund; considered together, these 12 funds, which do not include the dormant funds described in footnote 4, are called the "Aquila Group of Funds."
(7)   The Chairman Emeritus may attend Board meetings but has no voting power.

--------------------------------------------------------------------------------

PRIVACY NOTICE (UNAUDITED)

                      AQUILA THREE PEAKS HIGH INCOME FUND

OUR PRIVACY POLICY. In providing services to you as an individual who owns or is considering investing in shares of the Fund, we collect certain non-public personal information about you. Our policy is to keep this information strictly safeguarded and confidential, and to use or disclose it only as necessary to provide services to you or as otherwise permitted by law. Our privacy policy applies equally to former shareholders and persons who inquire about the Fund.

INFORMATION WE COLLECT. "Non-public personal information" is personally identifiable financial information about you as an individual or your family. The kinds of non-public personal information we have about you may include the information you provide us on your share purchase application or in telephone calls or correspondence with us, and information about your fund transactions and holdings, how you voted your shares and the account where your shares are held.

INFORMATION WE DISCLOSE. We disclose non-public personal information about you to companies that provide necessary services to us, such as the Fund's transfer agent, distributor, investment adviser or sub-adviser, as permitted or required by law, or as authorized by you. Any other use is strictly prohibited. We do not sell information about you or any of our fund shareholders to anyone.

NON-CALIFORNIA RESIDENTS: We also may disclose some of this information to another fund in the Aquila Group of Funds (or its service providers) under joint marketing agreements that permit the funds to use the information only to provide you with information about other funds in the Aquila Group of Funds or new services we are offering that may be of interest to you.

CALIFORNIA RESIDENTS ONLY: In addition, unless you "opt-out" of the following disclosures using the form that was mailed to you under separate cover, we may disclose some of this information to another fund in the Aquila Group of Funds (or its sevice providers) under joint marketing agreements that permit the funds to use the information only to provide you with information about other funds in the Aquila Group of Funds or new services we are offering that may be of interest to you.

HOW WE SAFEGUARD YOUR INFORMATION. We restrict access to non-public personal information about you to only those persons who need it to provide services to you or who are permitted by law to receive it. We maintain physical, electronic and procedural safeguards to protect the confidentiality of all non-public personal information we have about you.

If you have any questions regarding our Privacy Policy, please contact us at 1-800-437-1020.

                           AQUILA DISTRIBUTORS, INC.
                        AQUILA INVESTMENT MANAGEMENT LLC

This Privacy Policy also has been adopted by Aquila Distributors, Inc. and Aquila Investment Management LLC and applies to all non-public information about you that each of these companies may obtain in connection with services provided to the Fund or to you as a shareholder of the Fund.

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FOUNDERS
  Lacy B. Herrmann, Chairman Emeritus
  Aquila Management Corporation

MANAGER
  AQUILA INVESTMENT MANAGEMENT LLC
  380 Madison Avenue, Suite 2300
  New York, New York 10017

INVESTMENT SUB-ADVISER
  THREE PEAKS CAPITAL MANAGEMENT, LLC
  3750 Dacoro Lane, Suite 100
  Castle Rock, Colorado  80109

BOARD OF TRUSTEES
  Diana P. Herrmann, Chair
  John M. Burlingame
  Theodore T. Mason
  Glenn P. O'Flaherty
  Russell K. Okata
  John J. Partridge

OFFICERS
  Diana P. Herrmann, President
  Charles E. Childs, III, Executive Vice President
  Marie E. Aro, Senior Vice President
  Robert W. Anderson, Chief Compliance Officer
  Joseph P. DiMaggio, Chief Financial Officer
    and Treasurer
  Edward M.W. Hines, Secretary

DISTRIBUTOR
  AQUILA DISTRIBUTORS, INC.
  380 Madison Avenue, Suite 2300
  New York, New York 10017

TRANSFER AND SHAREHOLDER SERVICING AGENT
  PNC Global Investment Servicing
  101 Sabin Street
  Pawtucket, RI 02860

CUSTODIAN
  JPMORGAN CHASE BANK, N.A.
  1111 Polaris Parkway
  Columbus, Ohio 43240

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
  Tait, Weller & Baker LLP
  1818 Market Street, Suite 2400
  Philadelphia, PA 19103

Further information is contained in the Prospectus, which must precede or accompany this report.



ITEM 2.  CODE OF ETHICS.

(a) As of December 31, 2008 (the end of the reporting period) the Trust has adopted a code of ethics that applies to the Trust's principal executive officer(s)and principal financial officer(s) and persons performing similar functions ("Covered Officers") as defined in the Aquila Group of Funds Code of Ethics for Principal Executive and Senior Financial Officers under Section 406 of the Sarbanes-Oxley Act of 2002, as amended;

(f)(1) Pursuant to Item 10(a)(1), a copy of the Trust's Code of Ethics that applies to the Trust's principal executive officer(s) and principal financial officer(s) and persons performing similar functions is included as an exhibit to its annual report on this Form N-CSR;

(f)(2) The text of the Trust's Code of Ethics that applies to the Trust's principal executive officer(s) and principal financial officer(s) and persons performing similar functions has been posted on its Internet website which can be found at the Trust's Internet address at aquilafunds.com.


ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)(ii) The Board of Trustees of the Fund has determined that it does not have at least one audit committee financial expert serving on its audit committee. The Fund does not have such a person serving on the audit committee because none of the persons currently serving as Trustees happens to have the technical accounting and auditing expertise included in the definition of "audit committee financial expert" recently adopted by the Securities and Exchange Commission in connection with this Form N-CSR, and the Board has not heretofore deemed it necessary to seek such a person for election to the Board.

The primary mission of the Board, which is that of oversight over the operations and affairs of the Fund, confronts the Trustees with a wide and expanding range of issues and responsibilities. The
Trustees believe that, accordingly, it is essential that the Board's membership consist of persons with as extensive experience as possible in fulfilling the duties and responsibilities of mutual fund directors and audit committee members and, ideally, with extensive experience and background relating to the economic and financial sectors and securities in which the Fund invests, including exposure to the financial and accounting matters commonly encountered with respect to those sectors and securities. The Board believes that its current membership satisfies those criteria. It recognizes that it would also be helpful to have a member with the relatively focused accounting and auditing expertise reflected in the applicable definition of "audit committee financial expert," just as additional members with similarly focused technical expertise in other areas relevant to the Fund's operations and affairs would also contribute added value. However, the Board believes that the Fund is better served, and its assets better employed, by a policy of hiring experts in various the specialized area of technical accounting and auditing matters, if and as the Board identifies the need, rather than by seeking to expand its numbers by adding technical experts in the areas constituting its domain of responsibility. The Fund's Audit Committee Charter explicitly authorizes the Committee to retain such experts as it deems necessary in fulfilling its duties


ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees - The aggregate fees billed for professional services rendered by the principal accountant for the audit of the Registrant's annual financial statements were $9,000 in 2007 and $12,500 in 2008.

b) Audit Related Fees - There were no amounts billed for audit-related fees over the past two years.

c) Tax Fees - The Registrant was billed by the principal accountant $2,000 and $2,500 in 2007 and 2008, respectively, for return preparation and tax compliance.

d) All Other Fees - There were no additional fees paid for audit and non-audit services other than those disclosed in a) thorough c) above.

e)(1) Currently, the audit committee of the Registrant pre-approves audit services and fees on an engagement-by-engagement basis

e)(2) None of the services described in b) through d) above were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, all were pre-approved on an engagement-by-engagement basis.

f)  No applicable.

g) There were no non-audit services fees billed by the Registrant's accountant to the Registrant's investment adviser or distributor over the past two years

h)  Not applicable.


ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

	Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS.

	Included in Item 1 above

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
         CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

   	Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

	Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

	Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

	The Board of Directors of the Registrant has adopted a Nominating Committee Charter which provides that the Nominating Committee (the 'Committee') may consider and evaluate nominee candidates properly submitted by shareholders if a vacancy among the Independent Trustees of the Registrant occurs and if, based on the Board's then current size, composition and structure, the Committee determines that the vacancy should be filled. The Committee will consider candidates submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources. A copy of the qualifications and procedures that must be met or followed by shareholders to properly submit a nominee candidate to the Committee may be obtained by submitting a request in writing to the Secretary of the Registrant.


ITEM 11.  CONTROLS AND PROCEDURES.

(a) Based on their evaluation of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing of this report, the registrant's chief financial and executive officers have concluded that the disclosure controls and procedures of the registrant are appropriately designed to ensure that information required to be disclosed in the registrant's reports that are filed under the Securities Exchange Act of 1934 are accumulated and communicated to registrant's management, including its principal executive officer(s) and principal financial officer(s), to allow timely decisions regarding required disclosure and is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the Securities and Exchange Commission.

(b) There have been no significant changes in registrant's internal controls or in other factors that could significantly affect registrant's internal controls subsequent to the date of the most recent evaluation, including no significant deficiencies or material weaknesses that required corrective action.

ITEM 12.  EXHIBITS.

(a)(1) Aquila Group of Funds Code of Ethics for Principal Executive and Senior Financial Officers under Section 406 of the Sarbanes-Oxley Act of 2002.

 (a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AQUILA THREE PEAKS HIGH INCOME FUND


By:  /s/  Diana P. Herrmann
-----------------------------------
President and Trustee
March 4, 2009



By:  /s/  Joseph P. DiMaggio
-------------------------------------
Chief Financial Officer and Treasurer
March 4, 2009


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:  /s/  Diana P. Herrmann
-----------------------------------
Diana P. Herrmann
President and Trustee
March 4, 2009



By:  /s/  Joseph P. DiMaggio
- - -----------------------------------
Joseph P. DiMaggio
Chief Financial Officer and Treasurer
March 4, 2009





AQUILA THREE PEAKS HIGH INCOME FUND

EXHIBIT INDEX

(a)(1) Aquila Group of Funds Code of Ethics for Principal Executive and Senior Financial Officers under Section 406 of the Sarbanes-Oxley Act of 2002.

(a) (2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certification of chief executive officer and chief financial officer as required by Rule 30a-2(b) of the Investment Company Act of 1940.